LIMITED POWER OF ATTORNEY

                              (ATTORNEY-IN-FACT TO
                       EXECUTE FORM 4 AND FORM 5 FILINGS)

KNOW ALL MEN BY THESE PRESENTS:
        THAT the undersigned individual, as an Officer or Director of Lowrance Electronics, Inc., a Delaware corporation, is required pursuant to the provisions of Section 16 of the Securities Exchange Act of 1934 (the "Act") to make certain reports to the Securities and Exchange Commission, including the filing of reports on Form 4 or Form 5, and does hereby make, constitute and appoint H. Wayne Cooper and Robert A. Burk, or either of them, as his true and lawful attorney, for him, and in his name, place and stead, to sign, on his behalf, such Form 4 and Form 5 reports, giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the premises, as fully, to all intents and purposes, as he might or could do, hereby ratifying and confirming all that his attorney shall lawfully do, or cause to be done, by virtue hereof.
        The power of attorney granted herein shall expire on the earlier of the date on which the undersigned individual ceases to be subject to the reporting requirements of Section 16 of the Act or until revoked.
        IN WITNESS WHEREOF, the undersigned has subscribed his name hereto this 23rd day of June, 2003.

                                          /s/ DOUGLAS J. TOWNSDIN
                                          -----------------------------------
                                          Name: DOUGLAS J. TOWNSDIN
                                          -----------------------------------
                                          (Please print or type)






STATE OF OKLAHOMA  )
                   )ss.
COUNTY OF TULSA    )

        Before me, the undersigned, a Notary Public in and for said County and State, on this 23rd day of June, 2003, personally appeared DOUGLAS J. TOWNSDIN, to me known to be the identical person who subscribed his name to the foregoing Power of Attorney, and he acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

        Given under my hand and seal of office the day and year last above written.

                                                    /s/ JANICE E. DORSEY
                                                    -------------------------
                                                    99014022
                                                    -------------------------
                                                    Commission Number

My Commission Expires:

September 5, 2003
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  [Notarial Seal]